SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported): January 28, 2005

                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-D
                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-E
                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-F

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       (Exact name of Registrant as specified in its Articles)

                       I-D: 0-15831      I-D: 73-1265223
                       I-E: 0-15832      I-E: 73-1270116
   Oklahoma            I-F: 0-15833      I-F: 73-1292669
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(State or other        (Commission       (I.R.S. Employer
jurisdiction of          File No.)       Identification)
incorporation or
organization)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

    [     ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
    [     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
    [     ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [     ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8:     OTHER EVENTS

      Year End Values. The General Partner is required to provide year-end values of the Geodyne Energy Income Limited Partnership I-D, Geodyne Energy Income Limited Partnership I-E, and Geodyne Energy Income Limited Partnership I-F, (collectively, the "Partnerships") underlying properties to its limited partners pursuant to the Partnerships' partnership agreements. Attached is a form of the letter to be sent to the limited partners on or about January 28, 2005, and a chart showing, on a per-unit basis, the 2004 Year-End Estimated Valuations for the Partnerships.

ITEM 9:     EXHIBITS

20.1 Form of letter to be sent to the limited partners of the Partnerships on or about January 28, 2005.

99.1 Chart showing on a per-unit basis the 2004 Year-End Estimated Valuations for the Partnerships.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Geodyne Energy Income Limited
                                          Partnership I-D
                                    Geodyne Energy Income Limited
                                          Partnership I-E
                                    Geodyne Energy Income Limited
                                          Partnership I-F

                                    By:  GEODYNE RESOURCES, INC.
                                          General Partner

                                        //s// Dennis R. Neill
                                    -----------------------------
                                     Dennis R. Neill
                                    President

DATE: January 28, 2005


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